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                             PRINCETON UNIVERSITY,
                               RESEARCH AGREEMENT
                                 Amendment No. 1


         The Trustees of Princeton University ("Princeton") and Universal Display Corporation ("Sponsor"), having previously entered into a Research Agreement effective August 1, 1997 (the "Agreement"), do mutually agree to amend the Agreement as follows:

1. Section 1 of the Agreement (Statement of Work) is hereby amended to include the following paragraph:

         The research undertaken or to be undertaken by Princeton under the Agreement shall be deemed to include the work described in the appended Technical Work Plan, which Technical Work Plan is hereby added to the Agreement. Princeton acknowledges and agrees that all work performed by it and/or its researchers in accordance with this Technical Work Plan shall be deemed "funded under" the Agreement for purposes of Section 7 of the Agreement (Intellectual Property), all at no additional cost to Sponsor.

2. Except as specifically modified by this Amendment, all of the provisions of the Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.
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UDC, Inc., a wholly owned subsidiary of                   The Trustees of Princeton University
Universal Display Corporation

By:        /s/ Steven V. Abramson, Pres.                  By:        /s/ Allen Sinisgalli
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               Steven Abramson                                           Allen J. Sinisgalli
               President                                                 Associate Provost

Date:           11/14/00                                  Date:          8/1/2000
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Professor Stephen Forrest
Principal Investigator                /s/ Stephen Forrest                    Date:        10/30/00
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